Supplement to PREMIER Accumulation Life Prospectus
                          Supplement dated July 1, 2005
                       to Prospectus dated April 29, 2005

Effective July 1, 2005, AIM V.I. Health Sciences Fund will change its name to AIM V.I. Global Health Care Fund. Accordingly, any reference to AIM V.I. Health Sciences Fund in this prospectus should be replaced with AIM V.I. Global Health Care Fund.


The first three paragraphs under the Section titled Transfer Transactions Available on page 16 is replaced with the following:

TRANSFER TRANSACTIONS AVAILABLE
We will accept transfer requests by signed written request or by telephone. Each transfer must identify:

o        your policy;
o        the amount of the transfer; and
o        which investment options are affected.

Transfers by telephone will be accepted if we have a properly signed authorization on record. Telephone transactions are available for allocation changes, transfer between portfolios and the fixed account, portfolio rebalancing and dollar cost averaging. We record all telephone instructions.

You may authorize someone else to make transfers by written request and telephone on your behalf. We will use reasonable procedures to confirm that instructions given to us by written request and telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.